EXHIBIT A

              AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

     The undersigned hereby agree as follows:

     1. Each of them is individually eligible to file with respect to its investment in NUR Macroprinters Ltd. (the "Issuer") on Schedule 13G pursuant to Rule 13d under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act");

     2. Pursuant to Rule 13d-1(k)(1) under the Exchange Act, each of them hereby agree to file a joint Schedule 13G and any amendments thereto with respect to the information required to be reported by them with respect to their investment in the Issuer under Section 13 of the Exchange Act and the rules and regulations thereunder; and

     3. Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

                                       Date: October 10, 2007

                                       MEITAV INVESTMENT HOUSE LTD.

                                       By: /s/ Zvi Stepak /s/ Shlomo Simanovsky
                                       ----------------------------------------
                                       Names: Zvi Stepak, Shlomo Simanovsky
                                       Titles: Directors, indirect controlling
                                       shareholders


                                       Date: October 10, 2007

                                       MEITAV INVESTMENT MANAGEMENT LTD.

                                       By: /s/ Zvi Stepak /s/ Shlomo Simanovsky
                                       ----------------------------------------
                                       Names: Zvi Stepak, Shlomo Simanovsky
                                       Titles: Indirect controlling shareholders


                                       Date: October 10, 2007

                                       MEITAV GEMEL LTD.

                                       By: /s/ Zvi Stepak /s/ Shlomo Simanovsky
                                       ----------------------------------------
                                       Names: Zvi Stepak, Shlomo Simanovsky
                                       Titles: Director (Mr. Stepak), indirect
                                       controlling shareholders


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                                       Date: October 10, 2007

                                       MEITAV MUTUAL FUND MANAGEMENT (1982) LTD.

                                       By: /s/ Zvi Stepak /s/ Shlomo Simanovsky
                                       ----------------------------------------
                                       Names: Zvi Stepak, Shlomo Simanovsky
                                       Titles: Directors, indirect controlling
                                       shareholders


                                       Date: October 10, 2007

                                       /s/ Avner Stepak
                                       ----------------
                                       Avner Stepak


                                       Date: October 10, 2007

                                       /s/ Michal Stepak
                                       -----------------
                                       Michal Stepak


                                       Date:  October 10, 2007

                                       /s/ Zvi Stepak
                                       --------------
                                       Zvi Stepak


                                       Date: October 10, 2007

                                       /s/ Shlomo Simanovsky
                                       ---------------------
                                       Shlomo Simanovsky


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